UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 9, 2021

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive	902 Broadway, Floor 20
Mississauga, Ontario, Canada L5K 1B1	New York, New York, USA 10010
(905) 403-6500	(212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

IMAX Corporation (the “Company”) held its 2021 Annual and Special Meeting of Shareholders (the “Meeting”) via live audio webcast on June 9, 2021. At the Meeting, the shareholders confirmed amendments to the Company’s By-Law No. 1 by way of repeal and replacement (as amended, the “Amended and Restated By-Law No. 1”). The Amended and Restated By-Law No. 1, among other things, allows meeting of shareholders to be conducted virtually. The Company’s board of directors (the “Board”) previously approved and adopted the Amended and Restated By-Law No. 1 on March 4, 2021.

The foregoing description of the Amended and Restated By-Law No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Law No. 1, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each matter.

1.	Election of Directors

Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillian, Steve Pamon, Dana Settle, and Darren Throop were elected as directors of the Company. Each director elected will hold office until the earlier of the close of the next annual meeting of shareholders in 2022, the election or appointment of his or her successor, or the date of his or her resignation or termination.

Director	Votes For	Votes Withheld/Abstained	Broker Non-Votes
Eric A. Demirian	45,322,205	323,006	4,409,206
Kevin Douglas	36,070,477	9,574,734	4,409,206
Richard L. Gelfond	45,457,904	187,307	4,409,206
David W. Leebron	40,538,294	5,106,917	4,409,206
Michael MacMillan	44,150,588	1,494,623	4,409,206
Steve Pamon	45,488,881	156,330	4,409,206
Dana Settle	35,642,942	10,002,269	4,409,206
Darren D. Throop	31,949,258	13,695,953	4,409,206

2.	Appointment of Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors until the next annual meeting of shareholders in 2022, and shareholders authorized the directors to fix their remuneration.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
49,550,370	493,203	7,280	3,564

3.	Named Executive Officer Compensation (“Say-on-Pay”)

The shareholders approved the advisory vote on the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
28,195,670	16,651,560	797,980	4,409,207

4.	Confirmation of Amendments to By-Law No. 1

The shareholders confirmed the amendments to the Company’s By-Law No. 1.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
45,427,697	75,670	141,842	4,409,208

Item 7.01 Regulation FD

On June 9, 2021, the Company issued a press release announcing the election of Steve Pamon as director and the appointment of Darren D. Throop as chairman of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Law No. 1 of IMAX Corporation, enacted on March 4, 2021. Incorporated by reference to Exhibit 3.2 to IMAX Corporation’s Form 10-K filed on March 4, 2021.
99.1	Press Release dated June 9, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
Date: June 9, 2021	(Registrant) By:/s/ Robert D. ListerName:Robert D. ListerTitle:Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
	Title:	Senior Vice President, Legal Affairs and Corporate Secretary

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